EXHIBIT 99.1

PZENA INVESTMENT MANAGEMENT, INC. ANNOUNCES MARCH 31, 2020 ASSETS UNDER MANAGEMENT AND FLOWS FOR THE FIRST QUARTER OF 2020

New York, NY, April 7, 2020: Pzena Investment Management, Inc. (NYSE: PZN) today reported its preliminary assets under management as of March 31, 2020 and preliminary flows for the first quarter of 2020.

AUM for month-end March 2020, month-end February 2020, and month-end March 2019 are listed below:

Pzena Investment Management, Inc.

Assets Under Management1

($ billions)

	As of	As of	As of
	March 31, 2020	February 29, 2020	March 31, 2019
Account Type
Separately Managed Accounts	$10.8	$14.0	$13.8
Sub-Advised Accounts	14.3	18.7	21.0
Pzena Funds	1.7	2.1	2.3
Total	$26.8	$34.8	$37.1
Investment Strategy
U.S. Value Strategies
Large Cap Value	$6.5	$8.6	$9.8
Mid Cap Value	2.1	3.0	2.5
Small Cap Value	1.0	1.5	1.4
Value	0.5	0.7	1.0
Other U.S. Strategies	0.1	0.2	0.2
Total U.S. Value Strategies	10.2	14.0	14.9
Global & Non-U.S. Value Strategies
Global Value	5.9	7.5	7.6
International Value	4.9	6.0	6.3
Emerging Markets Value	3.8	4.6	4.7
European Value	1.7	2.3	3.3
Other Global & Non-U.S. Value Strategies	0.3	0.4	0.3
Total Global & Non-U.S. Value Strategies	16.6	20.8	22.2
Total	$26.8	$34.8	$37.1
Account Domicile
U.S.	$17.5	$22.9	$24.0
Non-U.S.	9.3	11.9	13.1
Total	$26.8	$34.8	$37.1

1 Numbers may be subject to rounding.

Flows and investment performance for the first quarter of 2020 are listed below1:

	As of			Market	As of
	December			Appreciation	March
	31, 2019	Inflows	(Outflows)	(Depreciation)	31, 2020
Account Type
Separately Managed Accounts	$16.4	$0.4	$(0.3)	$(5.7)	$10.8
Sub-Advised Accounts	22.4	0.8	(0.8)	(8.1)	14.3
Pzena Funds	2.4	0.2	(0.1)	(0.8)	1.7
Total	$41.2	$1.4	$(1.2)	$(14.6)	$26.8

1 Numbers may be subject to rounding.

About Pzena

Pzena Investment Management, LLC, the firm's operating company, is a value-oriented investment management firm.  Founded in 1995, Pzena Investment Management has built a diverse, global client base.  More firm and stock information is posted at www.pzena.com.

Forward-Looking Statements

This press release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide the Company’s current views, expectations, or forecasts of future events and performance, and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “ongoing,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K, as filed with the SEC on March 9, 2020 and in the Company's Quarterly Reports on Form 10-Q as filed with the SEC.  In light of these risks, uncertainties, assumptions, and factors, actual results could differ materially from those expressed or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this release.

The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Contact: Jessica Doran, 212-355-1600 or doran@pzena.com.